FOR IMMEDIATE RELEASE

December 2, 2010

Novell Reports Financial Results for Fourth Fiscal Quarter and Full Fiscal Year 2010

WALTHAM, Mass. – December 2, 2010 - Novell, Inc. (NASDAQ: NOVL) today announced financial results for its fourth fiscal quarter and full fiscal year ended October 31, 2010. For the quarter, Novell reported net revenue of $207 million. This compares to net revenue of $216 million for the fourth fiscal quarter of 2009. GAAP income from operations for the fourth fiscal quarter of 2010 was $22 million. This compares to GAAP loss from operations of $259 million for the fourth fiscal quarter of 2009, which included a $279 million non-cash impairment charge to goodwill and intangible assets. GAAP net income in the fourth fiscal quarter of 2010 was $322 million, or $0.91 per share, which included $308 million in non-cash tax provision benefits, principally to release a valuation allowance for certain net deferred tax assets. This compares to a GAAP net loss of $256 million, or a $0.74 loss per share, for the fourth fiscal quarter of 2009. Foreign currency exchange rates favorably impacted net revenue by $1 million, operating expenses by $1 million and income from operations by $2 million compared to the same period last year.

On a non-GAAP basis, income from operations for the fourth fiscal quarter of 2010 was $38 million. This compares to non-GAAP income from operations of $37 million in the same period last year. Non-GAAP net income for the fourth fiscal quarter of 2010 was $25 million, or $0.07 per share. This compares to non-GAAP net income of $38 million, or $0.11 per share, for the fourth fiscal quarter of 2009. A reconciliation of GAAP to non-GAAP results is provided in the financial schedules as part of this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

For the full fiscal year 2010, Novell reported net revenue of $812 million and GAAP income from operations of $84 million. Comparatively, net revenue for the full fiscal year 2009 was $862 million and GAAP loss from operations was $206 million, which included a $279 million non-cash impairment charge to goodwill and intangible assets. GAAP net income for the full fiscal year 2010 was $378 million or $1.07 per share, which included $308 million in non-cash tax provision benefits, principally to release a valuation allowance for certain net deferred tax assets. This compares to a net loss of $213 million, or a $0.62 loss per share, for the full fiscal year 2009. Foreign currency exchange rates favorably impacted net revenue by $4 million and unfavorably impacted operating expenses by $10 million and income from operations by $6 million compared to the prior fiscal year.

On a non-GAAP basis, income from operations for the full fiscal year 2010 was $131 million. This compares to non-GAAP income from operations of $139 million in the prior year. Non-GAAP net income for the full fiscal year 2010 was $97 million, or $0.27 per share. This compares to non-GAAP net income of $117 million, or $0.34 per share, for the full fiscal year 2009.

“I am pleased with our fourth quarter performance,” said Ron Hovsepian, President and CEO of Novell. “We continue to see strong performance from our Linux business with invoicing for Linux, excluding Microsoft certificates, up over 40% from the year ago period and the prior fiscal year. We also saw some stabilization in the Collaboration Solutions business with invoicing decreasing 3% over the year ago period. In addition, we continue to invest in the business while improving our GAAP and non-GAAP operating margins, which were 11% and 19%, respectively, for the quarter. Finally, we were profitable on a GAAP net income basis for the quarter and for the full year, even excluding discrete tax items.”

Cash, cash equivalents and short-term investments were $1.1 billion at October 31, 2010, up from $1.0 billion last quarter. Days sales outstanding in accounts receivable was 76 days at the end of the fourth fiscal quarter of 2010, up from 75 days at the end of the year-ago quarter. Total deferred revenue was $651 million at the end of the fourth fiscal quarter of 2010, down from $689 million at the end of the year-ago quarter. For the fourth fiscal quarter of 2010, cash flow from operations was $52 million. This compares to cash flow from operations of $51 million for the fourth fiscal quarter of 2009. For the full fiscal year 2010, cash flow from operations was $76 million. This compares to cash flow from operations of $69 million for the full fiscal year 2009.

Further details on Novell's reported results are included in the financial schedules that are a part of this release.

In addition, as previously publicly disclosed, Novell entered into an Agreement and Plan of Merger, dated as of November 21, 2010, with Attachmate Corporation, a Washington corporation, and Longview Software Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Attachmate, upon the terms and subject to the conditions of which, Longview will be merged with and into Novell, with Novell continuing as the surviving corporation and a wholly-owned subsidiary of Attachmate.

Non-GAAP Financial Measures

We supplement our consolidated unaudited condensed financial statements presented in accordance with GAAP with certain non-GAAP financial measures. These non-GAAP measures include adjusted income from operations, adjusted operating margin, adjusted income from continuing operations, adjusted net income, adjusted income per share from continuing operations and adjusted net income per share. We provide non-GAAP financial measures to enhance an overall understanding of our current financial performance and prospects for the future and to enable investors to evaluate our performance in the same way that management does. Management uses these same non-GAAP financial measures to evaluate performance, allocate resources, and determine compensation. The non-GAAP financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are excluded from most analysts' consensus estimates, that are unusual, and/or that arise outside of the ordinary course of business, such as, but not limited to, those related to stock-based compensation, acquisition-related intangible asset amortization, restructuring, asset impairments, litigation judgments and settlements, strategic alternatives review, the sale of business operations, long-term investments, property, plant and equipment, and unusual and discrete income tax effects.

Legal Notice Regarding Forward-Looking Statements

This press release may include statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including those related to future financial and operating results, targets, and prospects; future opportunities; market leadership and positioning; short-term and long-term trends; the macroeconomic environment; customer priorities; timing of realization of projections; functionality, characteristics, quality and performance capabilities of Novell's products and technology; and results achievable and benefits attainable through deployment of Novell's products and provision of services. Forward-looking statements forecasting growth in financial metrics are predicated on assumptions regarding improvements in the overall economy and the markets served by the Company and in which the Company operates, the timing of which are impossible to accurately predict. Actual results may differ materially from the results discussed in or implied by such forward-looking statements, which are based upon information that is currently available to us and/or management’s current expectations and speak only as of the date hereof. We are subject to a number of risks, including, among others, the risk that the merger may be delayed or may not be consummated, the risk that the definitive merger agreement may be terminated in circumstances that require Novell to pay Attachmate a termination fee of $60 million; risks related to the diversion of management’s attention from Novell’s ongoing business operations; risks regarding the failure of Attachmate to obtain the necessary financing to complete the merger; the effect of the announcement of the merger on Novell’s business relationships (including, without limitation, partners and customers), operating results and business generally; and risks related to obtaining the requisite consents to the merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, as well as risks related to indirect sales, growth rates of our business units, renewal of SUSE® Linux Enterprise Server subscriptions with customers who have received certificates from Microsoft, decline rates of Open Enterprise Server and NetWare® revenue, development of products and services, the intelligent workload management market, software vulnerabilities, delays in product releases, reliance on open source software, adequacy of renewal rates, uncertain economic conditions, competition, rapid technological changes, failure to expand brand awareness, adequacy of technical support, pricing pressures, system failures, integration of acquisitions, industry consolidation, challenges resulting from a global business, foreign research and development operations, loss of key employees, intellectual property infringement, litigation matters, unpredictable financial results, impairments, the timing of revenue recognition, our investments and effective use of our cash.

A detailed discussion of these and other factors that could affect our results is included in our SEC filings, including, but not limited to, our Quarterly Report on Form 10-Q for the period ended April 30, 2010 filed with the SEC on June 8, 2010 and our Current Report on Form 8-K filed with the SEC on November 22, 2010 (as amended), which may be obtained by calling (800) 317- 3195, or at our Investor Relations web page at: www.novell.com/company/ir.

We expressly disclaim any obligation, except as required by law, or undertaking to update or revise any forward-looking statements contained in this press release to reflect any change of expectations with regard thereto or to reflect any change in events, conditions, or circumstances on which any such forward-looking statement is based, in whole or in part.

Additional Information About the Merger and Where to Find It

In connection with the merger, Novell intends to file relevant materials with the SEC, including a proxy statement. Investors and security holders of Novell are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Novell, the merger and the other parties to the merger. Investors and security holders may obtain these documents (and any other documents filed by Novell and Attachmate with the SEC) free of charge at the SEC’s website at http://www.sec.gov. In addition, the documents filed with the SEC by Novell may be obtained free of charge by directing such request to: Novell Investor Relations at 1-800-317-3195 or from the investor relations portion of Novell’s website at http://www.novell.com/company/ir/. Investors and security holders are urged to read the definitive proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

Novell and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Novell’s stockholders in respect of the merger. Information regarding Novell’s directors and executive officers is contained in Novell’s Annual Report on Form 10-K for the fiscal year ended October 31, 2009, its proxy statement for its 2010 Annual Meeting of Stockholders, dated February 26, 2010, and subsequent filings which Novell has made with the SEC. Stockholders may obtain additional information about the directors and executive officers of Novell and their respective interests with respect to the merger by security holdings or otherwise, which may be different than those of Novell’s stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the merger, when filed with the SEC. Each of these documents is, or will be, available as described above.

About Novell

Novell, Inc. (NASDAQ: NOVL), a leader in intelligent workload management, through WorkloadIQTM, helps organizations securely deliver and manage computing services across physical, virtual and cloud computing environments. We help customers reduce the cost, complexity, and risk associated with their IT systems through our solutions for identity and security, systems management, collaboration and Linux-based operating platforms. With our infrastructure software and ecosystem of partnerships, Novell integrates mixed IT environments, allowing people and technology to work as one. For more information, visit www.novell.com.

NetWare, Novell, the Novell logo, the N Logo, and SUSE are registered trademarks and WorkloadIQ is a trademark of Novell, Inc. in the United States and other countries. All third party trademarks are the property of their respective owners.

Press Contact:	Investor Relations Contact:
Ian Bruce	Robert Kain
Novell, Inc.	Novell, Inc.
Phone: 781-464-8034	Phone: 800-317-3195
E-Mail: ibruce@novell.com	E-Mail: rkain@novell.com

Novell, Inc.
Consolidated Unaudited Condensed Statements of Operations
(In thousands, except per share data)

	Fiscal Quarter Ended		Fiscal Year Ended
	Oct 31, 2010	Oct 31, 2009	Oct 31, 2010	Oct 31, 2009
Net revenue:
Software licenses	$31,256	$31,382	$105,108	$116,919
Maintenance and subscriptions	153,277	159,902	618,542	640,745
Services (1)	21,978	24,351	88,221	104,521
Total net revenue	206,511	215,635	811,871	862,185

Cost of revenue:
Software licenses	2,538	2,967	8,506	9,174
Maintenance and subscriptions	22,517	24,276	88,447	92,613
Services	20,013	20,426	76,652	85,044
Total cost of revenue	45,068	47,669	173,605	186,831

Gross profit	161,443	167,966	638,266	675,354

Operating expenses:
Sales and marketing	67,841	68,760	282,402	295,998
Product development	41,718	45,756	160,188	181,383
General and administrative	23,652	26,948	101,118	102,172
Other operating expenses (2)	6,225	285,636	10,121	302,293
Total operating expenses	139,436	427,100	553,829	881,846

Income (loss) from operations	22,007	(259,134)	84,437	(206,492)
Operating margin %	10.7%	-120.2%	10.4%	-23.9%

Other income, net:
Interest income, net	2,588	3,208	10,790	15,275
Other income (expense)	353	(2,392)	6,860	(12,757)
Total other income, net	2,941	816	17,650	2,518

Income (loss) from continuing operations before taxes	24,948	(258,318)	102,087	(203,974)

Income tax (benefit) expense	(296,640)	(2,629)	(275,279)	10,666

Income (loss) from continuing operations	321,588	(255,689)	377,366	(214,640)

Income from discontinued operations	610	-	610	1,904

Net income (loss)	$322,198	$(255,689)	$377,976	$(212,736)

Diluted earnings (loss) per share:

Continuing operations	$0.90	$(0.74)	$1.07	$(0.62)

Net income (loss)	$0.91	$(0.74)	$1.07	$(0.62)

Weighted average shares	356,010	347,043	353,447	345,493

(1) Services includes professional services, technical support and training services.
(2) See Page 9 of 12 for a detail of other operating expenses.

Revisions were made to prior period amounts in order to conform to the current period's presentation.

Novell, Inc.
Consolidated Unaudited Condensed Balance Sheets
(In thousands)

	Oct 31, 2010	Oct 31, 2009
Assets

Current assets:
Cash and cash equivalents	$685,594	$591,656
Short-term investments	441,096	391,809
Restricted cash	-	53,033
Receivables, net	171,607	177,898
Prepaid expenses	16,233	17,708
Current deferred income taxes	49,169	5,521
Other current assets	33,725	26,747
Total current assets	1,397,424	1,264,372

Property, plant and equipment, net	156,033	170,459
Long-term investments	-	10,303
Goodwill	353,415	356,033
Intangible assets, net	28,746	36,621
Deferred income taxes	243,583	26,717
Other assets	46,797	38,403

Total assets	$2,225,998	$1,902,908

Liabilities and Stockholders' Equity

Current liabilities:
Accounts payable	$26,785	$37,628
Accrued compensation	83,181	87,928
Other accrued liabilities	86,223	97,154
Deferred revenue	487,590	495,245
Total current liabilities	683,779	717,955

Deferred income taxes	7,622	8,403
Other long-term liabilities	35,655	48,502
Long-term deferred revenue	163,394	193,526

Total liabilities	890,450	968,386

Stockholders' equity	1,335,548	934,522

Total liabilities and stockholders' equity	$2,225,998	$1,902,908

Revisions were made to prior period amounts in order to conform to the current period's presentation.

Novell, Inc.
Consolidated Unaudited Condensed Statements of Cash Flows
(In thousands)

	Fiscal Quarter Ended		Fiscal Year Ended
	Oct 31, 2010	Oct 31, 2009	Oct 31, 2010	Oct 31, 2009

Cash flows from operating activities
Net income (loss)	$322,198	$(255,689)	$377,976	$(212,736)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation expense	8,232	5,683	29,057	25,881
Depreciation and amortization	7,896	9,657	30,298	40,675
Change in accounts receivable allowances	(1,166)	827	(1,833)	444
Utilization of previously reserved acquired net operating losses	-	2,125	-	2,580
Net gain on sale of property, plant and equipment	-	(2,199)	-	(2,199)
Gain on debenture repurchases	-	-	-	(11)
Income from discontinued operations	(610)	-	(610)	(1,904)
Impairment of long-term investments	-	-	-	5,466
Net gain on sale of previously impaired investments	(218)	(300)	(7,413)	(300)
Impairment of goodwill and intangible assets	-	279,135	-	279,135
Gain on sale of subsidiaries	-	-	-	(16)
Deferred income taxes	(272,654)	(3,071)	(261,878)	8,610
Changes in assets and liabilities, excluding the
effect of acquisitions and dispositions	(12,085)	15,250	(90,050)	(76,855)

Net cash provided by operating activities	51,593	51,418	75,547	68,770

Cash flows from investing activities
Purchases of property, plant and equipment	(2,410)	(7,324)	(17,648)	(22,087)
Net proceeds from the sale of property, plant and equipment	-	10,748	-	10,748
Short-term investment activity	(1,936)	(5,199)	(42,663)	5,100
Long-term investment activity	218	300	8,847	4,209
Change in restricted cash	17,723	(25)	53,033	(332)
Cash proceeds from sale of discontinued operations	233	-	938	1,036
Net cash paid for acquisitions	-	-	-	(48,472)
Other	6,520	1,330	7,899	7,228

Net cash provided by (used in) investing activities	20,348	(170)	10,406	(42,570)

Cash flows from financing activities
Issuances of common stock	1,292	641	8,940	3,566
Excess tax effects from stock-based compensation	2,226	13	2,226	(2,775)
Debt repayment	-	(4,087)	-	(4,658)
Debenture repurchases	-	-	-	(125,537)

Net cash provided by (used in) financing activities	3,518	(3,433)	11,166	(129,404)

Effect of exchange rate changes on cash	5,085	6,977	(3,181)	14,826
Increase (decrease) in cash and cash equivalents	80,544	54,792	93,938	(88,378)
Cash and cash equivalents - beginning of period	605,050	536,864	591,656	680,034

Cash and cash equivalents - end of period	$685,594	$591,656	$685,594	$591,656

Novell, Inc.
Unaudited Non-GAAP Adjusted Income From Operations
(In thousands)

	Fiscal Quarter Ended		Fiscal Year Ended
	Oct 31, 2010	Oct 31, 2009	Oct 31, 2010	Oct 31, 2009

GAAP income (loss) from operations	$22,007	$(259,134)	$84,437	$(206,492)

Adjustments:
Stock-based compensation expense:
Cost of revenue	876	512	3,053	2,649
Sales and marketing	2,385	1,659	8,038	7,015
Product development	2,151	1,721	8,227	9,332
General and administrative	2,820	1,791	9,739	6,885
Sub-total	8,232	5,683	29,057	25,881

Acquisition-related intangible asset amortization:
Cost of revenue	1,129	2,098	4,895	9,984
Sales and marketing	630	2,706	2,980	7,296
Sub-total	1,759	4,804	7,875	17,280

Other operating expenses (income):
Restructuring expense	-	8,700	2,774	25,200
Strategic alternatives review expense	6,225	-	9,222	-
Litigation related activity	-	-	(1,875)	-
Gain on sale of subsidiaries	-	-	-	(16)
Net gain on sale of property, plant and equipment	-	(2,199)	-	(2,199)
IT outsourcing transition costs	-	-	-	173
Impairment of goodwill and intangible assets	-	279,135	-	279,135
Sub-total	6,225	285,636	10,121	302,293

Total operating adjustments	16,216	296,123	47,053	345,454

Non-GAAP income from operations	$38,223	$36,989	$131,490	$138,962

Non-GAAP operating margin %	18.5%	17.2%	16.2%	16.1%

Novell, Inc.
Unaudited Non-GAAP Adjusted Net Income
(In thousands, except per share data)

	Fiscal Quarter Ended		Fiscal Year Ended
	Oct 31, 2010	Oct 31, 2009	Oct 31, 2010	Oct 31, 2009

GAAP net income (loss)	$322,198	$(255,689)	$377,976	$(212,736)

Operating adjustments (detailed above)	16,216	296,123	47,053	345,454
Non-operating expenses (income) adjustments:
Net gain on sale of previously impaired investments	(218)	(300)	(7,413)	(300)
Gain on debenture repurchases	-	-	-	(11)
Impairment of long-term investments	-	-	-	5,466
Sub-total	(218)	(300)	(7,413)	5,155

Total pre-tax adjustments	15,998	295,823	39,640	350,609

Income tax adjustments	(312,118)	(2,130)	(320,153)	(19,219)

Income from discontinued operations	(610)	-	(610)	(1,904)

Total net adjustments	(296,730)	293,693	(281,123)	329,486

Non-GAAP net income and non-GAAP income
from continuing operations	$25,468	$38,004	$96,853	$116,750

GAAP net income (loss) per share	$0.91	$(0.74)	$1.07	$(0.62)
Total adjustments detailed above	(0.84)	0.85	(0.80)	0.96

Non-GAAP net income per share and non-GAAP
income from continuing operations per share	$0.07	$0.11	$0.27	$0.34

GAAP weighted average shares	356,010	347,043	353,447	345,493

Change from basic to diluted weighted average shares	-	1,707	-	2,328

Non-GAAP weighted average shares	356,010	348,750	353,447	347,821

Novell, Inc.
Consolidated Unaudited Condensed Segment Results
(in thousands)

	Fiscal Quarter Ended October 31, 2010

	Security,
	Management and		Collaboration		Common
	Operating Platforms	%	Solutions	%	Unallocated	Total	%
Net revenue:
Software licenses	$18,915	14.7	$12,341	15.8	$-	$31,256	15.1
Maintenance and subscriptions	93,360	72.8	59,917	76.6	-	153,277	74.2
Services	16,044	12.5	5,934	7.6	-	21,978	10.6
Total net revenue	128,319	100.0	78,192	100.0	-	206,511	100.0

Cost of revenue:
Software licenses	1,938	1.5	408	0.5	192	2,538	1.2
Maintenance and subscriptions	14,546	11.3	6,822	8.7	1,149	22,517	10.9
Services	14,627	11.4	4,722	6.0	664	20,013	9.7
Total cost of revenue	31,111	24.2	11,952	15.3	2,005	45,068	21.8

Gross profit	97,208	75.8	66,240	84.7	(2,005)	161,443	78.2

Operating expenses:
Sales and marketing	52,139	40.6	12,687	16.2	3,015	67,841	32.9
Product development	31,239	24.3	8,328	10.7	2,151	41,718	20.2
General and administrative	13,419	10.5	7,413	9.5	2,820	23,652	11.5
Other operating expenses	-	-	-	-	6,225	6,225	3.0
Total operating expenses	96,797	75.4	28,428	36.4	14,211	139,436	67.5

Income (loss) from operations	$411	0.3	$37,812	48.4	$(16,216)	$22,007	10.7

	Fiscal Quarter Ended July 31, 2010

	Security,
	Management and		Collaboration		Common
	Operating Platforms	%	Solutions	%	Unallocated	Total	%
Net revenue:
Software licenses	$15,819	12.8	$9,149	12.1	$-	$24,968	12.5
Maintenance and subscriptions	92,333	74.8	60,126	79.7	-	152,459	76.6
Services	15,354	12.4	6,199	8.2	-	21,553	10.8
Total net revenue	123,506	100.0	75,474	100.0	-	198,980	100.0

Cost of revenue:
Software licenses	1,842	1.5	325	0.4	188	2,355	1.2
Maintenance and subscriptions	14,428	11.7	6,755	9.0	1,350	22,533	11.3
Services	13,165	10.7	4,834	6.4	620	18,619	9.4
Total cost of revenue	29,435	23.8	11,914	15.8	2,158	43,507	21.9

Gross profit	94,071	76.2	63,560	84.2	(2,158)	155,473	78.1

Operating expenses:
Sales and marketing	54,949	44.5	13,708	18.2	2,135	70,792	35.6
Product development	29,720	24.1	7,743	10.3	1,937	39,400	19.8
General and administrative	13,854	11.2	7,615	10.1	1,836	23,305	11.7
Other operating expenses	-	-	-	-	878	878	0.4
Total operating expenses	98,523	79.8	29,066	38.5	6,786	134,375	67.5

Income (loss) from operations	$(4,452)	(3.6)	$34,494	45.7	$(8,944)	$21,098	10.6

	Fiscal Quarter Ended October 31, 2009

	Security,
	Management and		Collaboration		Common
	Operating Platforms	%	Solutions	%	Unallocated	Total	%
Net revenue:
Software licenses	$19,430	14.8	$11,952	14.2	$-	$31,382	14.6
Maintenance and subscriptions	94,189	71.6	65,713	78.1	-	159,902	74.2
Services	17,859	13.6	6,492	7.7	-	24,351	11.3
Total net revenue	131,478	100.0	84,157	100.0	-	215,635	100.0

Cost of revenue:
Software licenses	2,247	1.7	384	0.5	336	2,967	1.4
Maintenance and subscriptions	14,816	11.3	7,603	9.0	1,857	24,276	11.3
Services	14,908	11.3	5,101	6.1	417	20,426	9.5
Total cost of revenue	31,971	24.3	13,088	15.6	2,610	47,669	22.1

Gross profit	99,507	75.7	71,069	84.4	(2,610)	167,966	77.9

Operating expenses:
Sales and marketing	51,305	39.0	13,090	15.6	4,365	68,760	31.9
Product development	35,077	26.7	8,958	10.6	1,721	45,756	21.2
General and administrative	16,294	12.4	8,863	10.5	1,791	26,948	12.5
Other operating expenses	-	-	-	-	285,636	285,636	132.5
Total operating expenses	102,676	78.1	30,911	36.7	293,513	427,100	198.1

Income (loss) from operations	$(3,169)	(2.4)	$40,158	47.7	$(296,123)	$(259,134)	(120.2)

Revisions were made to prior period amounts in order to conform to the current period's presentation.

Novell, Inc.
Unaudited Trended Segment Revenue by Software Licenses and Maintenance and Services
(In thousands)

											Change from
	Q4 2009%		Fiscal Year 2009%		Q3 2010%		Q4 2010%		Fiscal Year 2010%		Q4 2009 to Q4 2010		FY 2009 to FY 2010
Security, management and operating platforms
Open platform solutions
Linux platform products
Software licenses	$-	-	$-	-	$-	-	$-	-	$-	-	$-	-	$-	-
Maintenance and subscriptions	39,011	18.1	149,162	17.3	35,506	17.8	36,256	17.6	144,411	17.8	(2,755)	(7.1)	(4,751)	(3.2)
	39,011	18.1	149,162	17.3	35,506	17.8	36,256	17.6	144,411	17.8	(2,755)	(7.1)	(4,751)	(3.2)
Other open platform products
Software licenses	21	0.0	125	0.0	1	0.0	70	0.0	109	0.0	49	233.3	(16)	(12.8)
Maintenance and subscriptions	1,979	0.9	7,592	0.9	2,108	1.1	2,505	1.2	8,088	1.0	526	26.6	496	6.5
	2,000	0.9	7,717	0.9	2,109	1.1	2,575	1.2	8,197	1.0	575	28.8	480	6.2

Total open platform solutions	41,011	19.0	156,879	18.2	37,615	18.9	38,831	18.8	152,608	18.8	(2,180)	(5.3)	(4,271)	(2.7)

Identity and security management
Identity, access and compliance management
Software licenses	10,360	4.8	31,908	3.7	7,991	4.0	10,912	5.3	34,508	4.3	552	5.3	2,600	8.1
Maintenance and subscriptions	19,606	9.1	80,340	9.3	22,502	11.3	21,856	10.6	88,637	10.9	2,250	11.5	8,297	10.3
	29,966	13.9	112,248	13.0	30,493	15.3	32,768	15.9	123,145	15.2	2,802	9.4	10,897	9.7
Other identity and security management
Software licenses	426	0.2	1,965	0.2	260	0.1	393	0.2	1,416	0.2	(33)	(7.7)	(549)	(27.9)
Maintenance and subscriptions	1,781	0.8	6,837	0.8	1,303	0.7	1,072	0.5	4,926	0.6	(709)	(39.8)	(1,911)	(28.0)
	2,207	1.0	8,802	1.0	1,563	0.8	1,465	0.7	6,342	0.8	(742)	(33.6)	(2,460)	(27.9)

Total identity and security management	32,173	14.9	121,050	14.0	32,056	16.1	34,233	16.6	129,487	15.9	2,060	6.4	8,437	7.0

Systems and resource management
Software licenses	8,623	4.0	33,806	3.9	7,567	3.8	7,540	3.7	29,549	3.6	(1,083)	(12.6)	(4,257)	(12.6)
Maintenance and subscriptions	31,812	14.8	126,963	14.7	30,914	15.5	31,671	15.3	126,502	15.6	(141)	(0.4)	(461)	(0.4)

Total systems and resource management	40,435	18.8	160,769	18.6	38,481	19.3	39,211	19.0	156,051	19.2	(1,224)	(3.0)	(4,718)	(2.9)

Total security, management and operating platforms	113,619	52.7	438,698	50.9	108,152	54.4	112,275	54.4	438,146	54.0	(1,344)	(1.2)	(552)	(0.1)

Collaboration solutions
OES and NetWare-related
Software licenses	5,504	2.6	20,232	2.3	5,225	2.6	6,128	3.0	20,831	2.6	624	11.3	599	3.0
Maintenance and subscriptions	38,080	17.7	157,524	18.3	35,161	17.7	35,478	17.2	144,794	17.8	(2,602)	(6.8)	(12,730)	(8.1)
	43,584	20.2	177,756	20.6	40,386	20.3	41,606	20.1	165,625	20.4	(1,978)	(4.5)	(12,131)	(6.8)
Collaboration
Software licenses	3,827	1.8	14,822	1.7	1,980	1.0	3,271	1.6	9,555	1.2	(556)	(14.5)	(5,267)	(35.5)
Maintenance and subscriptions	20,477	9.5	85,123	9.9	18,978	9.5	18,867	9.1	77,282	9.5	(1,610)	(7.9)	(7,841)	(9.2)
	24,304	11.3	99,945	11.6	20,958	10.5	22,138	10.7	86,837	10.7	(2,166)	(8.9)	(13,108)	(13.1)
Other collaboration solutions
Software licenses	2,621	1.2	14,061	1.6	1,944	1.0	2,942	1.4	9,140	1.1	321	12.2	(4,921)	(35.0)
Maintenance and subscriptions	7,156	3.3	27,204	3.2	5,987	3.0	5,572	2.7	23,902	2.9	(1,584)	(22.1)	(3,302)	(12.1)
	9,777	4.5	41,265	4.8	7,931	4.0	8,514	4.1	33,042	4.1	(1,263)	(12.9)	(8,223)	(19.9)

Total collaboration solutions	77,665	36.0	318,966	37.0	69,275	34.8	72,258	35.0	285,504	35.2	(5,407)	(7.0)	(33,462)	(10.5)

Total software licenses, maintenance
and subscriptions
Software licenses	31,382	14.6	116,919	13.6	24,968	12.5	31,256	15.1	105,108	12.9	(126)	(0.4)	(11,811)	(10.1)
Maintenance and subscriptions	159,902	74.2	640,745	74.3	152,459	76.6	153,277	74.2	618,542	76.2	(6,625)	(4.1)	(22,203)	(3.5)
Total product revenue	191,284	88.7	757,664	87.9	177,427	89.2	184,533	89.4	723,650	89.1	(6,751)	(3.5)	(34,014)	(4.5)

Services	24,351	11.3	104,521	12.1	21,553	10.8	21,978	10.6	88,221	10.9	(2,373)	(9.7)	(16,300)	(15.6)

Total net revenue	$215,635	100.0	$862,185	100.0	$198,980	100.0	$206,511	100.0	$811,871	100.0	$(9,124)	(4.2)	$(50,314)	(5.8)

Novell, Inc.
Major IT Software and Solutions Included Within Reported Line Items

Security, Management and Operating Platforms

Open Platform Solutions

Linux Platform Products

> SUSE LINUX Enterprise Server
> SUSE LINUX Enterprise Desktop

Other Open Platform Products

> SUSE Engineering

Identity and Security Management

Identity, Access and Compliance Management

> Identity Manager
> SecureLogin
> Access Manager
> Sentinel

Other Identity and Security Management

> eDirectory

Systems and Resource Management

> ZENworks Suite
> ZENworks Patch Management
> ZENworks Asset Management
> ZENworks Linux Management
> ZENworks Configuration Management
> PlateSpin
> Business Service Management

Collaboration Solutions

Open Enterprise Server and NetWare-Related

> Open Enterprise Server (OES)
> NetWare
> Cluster Services

Collaboration

> GroupWise
> Teaming + Conferencing

Other Collaboration Solutions

> BorderManager

Services

> Professional Services
> Technical Support Services
> Training Services